FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment"), is executed this first day of November, 2001, by and among DENTAL SOURCE OF MISSOURI AND KANSAS, INC., a Missouri corporation ("Purchaser"), SAFEGUARD HEALTH PLANS, INC., a Missouri corporation ("Company") and SAFEGUARD HEALTH ENTERPRISES, INC., a Delaware corporation, ("Shareholder"), being the sole shareholder of the Company.
                                R E C I T A L S:

     A.   Purchaser,  Company  and Shareholder are parties to that certain Stock
Purchase  Agreement,  dated  October  1,  2001  (the  "Agreement").

     B. Purchaser, Company and Shareholder desire to amend the Agreement pursuant to the terms set forth herein.

     C. Terms not otherwise defined herein have the meaning set forth in the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   LIABILITIES  NOT  ASSUMED. The provisions of Section 2.4(a) are hereby
          -------------------------                    --------------
deleted  in  their  entirety  and replaced with a new Section 2.4(a) as follows:
                                                      --------------
          "(a) Any liability or obligation of Company and Shareholder for federal, state, local or foreign taxes whether or not incurred prior to the Effective Date;"

     2.     DOCUMENTS  AND  OTHER  ITEMS  TO  BE  DELIVERED  BY PURCHASER AT THE
            --------------------------------------------------------------------
EFFECTIVE  DATE.  The  provisions  of  Section  3.3  are hereby deleted in their
----------------                       ------------
entirety  and  replaced  with  a  new  Section  3.3  as  follows:
                                       ------------
         "3.3  DOCUMENTS AND OTHER ITEMS TO BE DELIVERED BY PURCHASER
               ------------------------------------------------------
          AT  THE  EFFECTIVE DATE OR THEREAFTER. At the Effective Date
          -------------------------------------
          and pursuant to this Purchase Agreement, Purchaser shall deliver the Purchaser Price (less $150,000.00, which represents the statutory deposit held by the Missouri
          Department of Insurance), if any, to Shareholder. The remaining $150,000.00 of the Purchase Price shall be delivered to Shareholder within three (3) business days after being released to Purchaser by the Missouri Department of Insurance."

     3.     TAX  MATTERS.  The  following  provision  is  inserted at the end of
            ------------
Section  5.16  as  an  addition  to,  and not in lieu of or an amendment to, the
-------------
provisions  of  Section  5.16:
                -------------

          "Shareholder represents that it filed a consolidated federal income tax return with the Company for the taxable year immediately preceding the current taxable year."

     4.     TERMINATION  OF  EMPLOYEE.  A  new  Section  8.11  is  added  to the
            -------------------------
Agreement  as  follows:

          "8.11  TERMINATION  OF EMPLOYEE. Shareholder shall be solely
                 -------------------------
          responsible for terminating the employees of the Company prior to the Effective Date and shall indemnify and hold harmless (in accordance with the provisions of this Purchase Agreement) Company and Purchaser and their directors, officers, employees, agents and affiliates, at all times after the Effective Date, against and in respect of any and all liability, claims, penalties, damages or judgments relating to or arising from (i) any layoff or termination by Shareholder of any of the employees at any time; (ii) Shareholder's failure to terminate all employees in accordance with the terms of this Purchase Agreement; and
          (iii) any failure by Shareholder to pay all severance benefits and all other wages and benefit costs to all former employees."

     5.     INDEMNITIES  OF  SHAREHOLDER.  Section  10.1(c) is hereby deleted in
            ----------------------------
its entirety and replaced with the following to correct a typographical error as follows:

          "(c) Any and all claims, losses, expenses, damages, costs, obligations and liabilities resulting from or arising out of any and all liabilities and obligations of or claims against Company and Shareholder not expressly assumed by Purchaser pursuant to the terms of this Purchase Agreement, including, but not limited to, any matter set forth in Section 2.4;"
                                                         ------------

     6.     CONFLICT.  In  the  event  of any conflict between the provisions of
            --------
the Agreement and this Amendment, the provisions of this Amendment shall prevail. Otherwise, the terms of the Agreement shall remain in full force and effect.

     7.   COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or  more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                         (Signatures begin on next page)

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to be effective as of the date set forth in the initial paragraph hereof.


                          PURCHASER:
                          ---------

                          Dental Economics, L.P., a Delaware limited partnership

                          By: Dental Economics, L.L.C., a Delaware limited liability company, itsgeneral partner


                               By:  /s/  James A. Taylor
                                    ----------------------
                                    James A. Taylor, President and Chief
                                    Executive  Officer

                          COMPANY:
                          -------

                          SafeGuard Health Plans, Inc., a Missouri corporation


                          By:  /s/  Dennis L. Gates
                               ----------------------
                               Dennis L. Gates, Senior Vice President and
                               Chief Financial Officer

                          By:  /s/  Ronald I. Brendzel
                               -------------------------
                               Ronald I. Brendzel, Senior Vice President
                               and  Secretary

                          SHAREHOLDER:
                          -----------

                          SafeGuard Health Enterprises, Inc., a Delaware corporation

                          By:  /s/  Dennis L. Gates
                               ----------------------
                               Dennis L. Gates, Senior Vice President
                               and Chief Financial Officer

                          By:  /s/  Ronald I. Brendzel
                               -------------------------
                               Ronald I. Brendzel, Senior Vice President
                               and Secretary